Q1 2024 Earnings Presentation May 2, 2024 Q1 2024 EARNINGS CONFERENCE CALL Conference Call Dial-in numbers: (800) 225-9448 (domestic) (203) 518-9708 (international) Conference code: CWQ124

Q1 2024 Earnings Presentation SAFE HARBOR STATEMENT Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. 2

Q1 2024 Earnings Presentation ▪ Sales of $713M, up 13% overall – Aerospace & Defense (A&D) markets up 20%; Strong growth in defense electronics (embedded computing and tactical communications), arresting systems and Commercial Aerospace – Commercial markets reflect solid growth in Commercial Nuclear and Process, mainly offset by Industrial markets ▪ Operating Income of $100M, up 23%; 110 bps in YOY margin expansion – Exceeded expectations due to strong operational performance in Defense Electronics despite headwind in Naval & Power segment ▪ Diluted EPS of $1.99, up 30% ▪ Free Cash Flow up 37%; Higher confidence to achieve full-year guidance ▪ New Orders of $901M, up 26%, reflecting 1.26x Book-to-Bill – Strong demand across A&D and Commercial Nuclear markets STRONG START TO 2024; RAISED FULL-YEAR 2024 OUTLOOK ▪ Sales growth raised to 5% - 7% on continued strength in Defense Electronics; Increases in all end markets ▪ Expect to deliver incremental margin expansion, 8% - 11% EPS growth and strong FCF generation 3 First Quarter 2024 Highlights Note: First quarter 2024 results and Full-year 2024 guidance, and comparisons to 2023, presented on an Adjusted (Non-GAAP) basis, unless noted Full-Year 2024 Guidance

FIRST QUARTER 2024 FINANCIAL REVIEW

($ in millions)	Q1'24 Adjusted	Q1'23 Adjusted	Change	Key Drivers
Aerospace & Industrial	$219	$202	*8%*	▪ Strong Commercial Aerospace OEM growth and increased development of actuation equipment in Aerospace Defense; Partially offset by modest decline in General Industrial
Defense Electronics	$212	$162	*31%*	▪ Strong growth in Ground Defense (tactical communications) and Aerospace Defense (embedded computing)
Naval & Power	$282	$266	*6%*	▪ Aerospace Defense revenue growth reflected strong demand for arresting systems equipment ▪ Modest Naval Defense growth (higher Columbia-class subs, mainly offset by lower aircraft carrier revenues) ▪ Solid growth in Power & Process
Total Sales	**$713**	**$631**	***13%***	**Strong demand and record backlog fuels growth in A&D markets**
Aerospace & Industrial *Margin*	$27 *12.5%*	$27 *13.1%*	*3%* *(60) bps*	▪ Favorable absorption on solid sales growth ▪ Profitability offset by unfavorable mix and timing of development programs
Defense Electronics *Margin*	$48 *22.7%*	$23 *14.4%*	*106%* *830 bps*	▪ Favorable absorption and improved mix on strong A&D revenue growth ▪ Profitability partially offset by higher investment in R&D
Naval & Power *Margin*	$35 *12.5%*	$41 *15.3%*	*(13%)* *(280) bps*	▪ Favorable absorption on higher revenues ▪ Profitability impacted by naval contract adjustment
Corporate and Other	($11)	($9)	17%	▪ Higher 401K expenses
Total Op. Income ***CW Margin***	**$100** ***14.0%***	**$81** ***12.9%***	***23%*** ***110 bps***	**CW portfolio delivers strong margin expansion on better-than-expected Sales growth**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding.

Q1 2024 Earnings Presentation 4

2024 END MARKET SALES GROWTH GUIDANCE (As of May 1, 2024)

Updated (in blue)

($ in Millions)	2024E Growth vs 2023 (Prior)	2024E Growth vs 2023 (Current)	2024E % Sales	Key Drivers
Aerospace Defense	5% - 7%	6% - 8%	20%	▪ Strong defense electronics revenue growth on various C5/ISR programs (fighter jets and helicopters)
Ground Defense	4% - 6%	10% - 12%	11%	▪ Strong revenue growth in tactical communications equipment
Naval Defense	3% - 5%	3% - 5%	25%	▪ Higher revenue growth on Columbia-class submarine and CVN-81 aircraft carrier programs; Partially offset by lower CVN-80 aircraft carrier revenues
Commercial Aerospace	10% - 12%	10% - 12%	12%	▪ Ramp-up in OEM production (narrowbody and widebody)
Total Aerospace & Defense	**5% - 7%**	**6% - 8%**	**68%**	**Strong growth in A&D markets driven by U.S. and Foreign Military Sales**
Power & Process	3% - 5%	4% - 6%	18%	▪ Raised Commercial Nuclear outlook from MSD to HSD growth, incl. benefit of WSC acquisition ▪ Modest growth in Process (Higher subsea pump development revenues offset by timing of capital projects in oil & gas market)
General Industrial	1% - 3%	1% - 3%	15%	▪ Growth in industrial vehicles (new product introductions) and surface treatment services
Total Commercial	**2% - 4%**	**2% - 4%**	**32%**	**Investment in new technologies driving solid base of growth**
Total Curtiss-Wright	**4% - 6%**	**5% - 7%**	**100%**	**Delivering Organic Growth in All A&D and Commercial Markets**

Notes: Amounts may not add due to rounding.

CURTISS-WRIGHT Q1 2024 Earnings Presentation 5

2024 FINANCIAL GUIDANCE (As of May 1, 2024)

Updated (in blue)

($ in millions)	2024E (Prior)	2024E (Current)	Change vs 2023 Adjusted	Key Drivers
Aerospace & Industrial	$915 - 930	$915 - 930	*3% - 5%*	▪ Strong LDD growth in Commercial Aerospace and LSD growth in Industrial markets
Defense Electronics	$857 - 872	$882 - 897	*8% - 10%*	▪ Defense market growth (U.S. DoD and FMS) driven by strong order book and record backlog ▪ Higher Aerospace Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,188 - 1,208	$1,188 - 1,208	*4% - 6%*	▪ MSD growth in Naval Defense driven by Columbia-class sub and CVN-81 aircraft carrier programs ▪ MSD growth in Power & Process, including contribution from WSC acquisition
Total Sales	**$2,960 - 3,010**	**$2,985 - 3,035**	***5% - 7%***	**Delivering MSD+ organic growth**
Aerospace & Industrial Margin	$152 - 156 16.6% - 16.8%	$152 - 156 16.6% - 16.8%	*5% - 8%* *20 - 40 bps*	▪ Favorable absorption on strong Commercial Aerospace sales growth ▪ Continued investment in IR&D
Defense Electronics Margin	$198 - 203 23.1% - 23.3%	$212 - 218 24.0% - 24.2%	*11% - 13%* *50 - 70 bps*	▪ Favorable absorption on strong growth in A&D revenues ▪ Strong profitability partially offset by ramp up in IR&D investments (~50 bps impact)
Naval & Power Margin	$202 - 207 17.0% - 17.2%	$192 - 197 16.1% - 16.3%	*(1% - 3%)* *(110 - 130 bps)*	▪ Favorable absorption on higher sales (Defense, Commercial Nuclear and Process) ▪ Profitability offset by impact of naval contract adjustment, shift to development programs (advanced SMRs, subsea pumps) and higher investments in IR&D; Combined R&D impact ~50 bps
Corporate and Other	($38 - 39)	($38 - 39)	*8% - 9%*	▪ Lower FX costs
Total Op. Income **CW Margin**	**$514 - 528** **17.4% - 17.6%**	**$518 - 533** **17.4% - 17.6%**	***5% - 8%*** ***0 - 20 bps***	**Targeting Operating Margin expansion while growing engineering spend (~40-50 bps impact)**

CURTISS-WRIGHT

Note: IR&D represents Internally-funded Research and Development projects

Q1 2024 Earnings Presentation 6

Q1 2024 Earnings Presentation 2024 FINANCIAL GUIDANCE (As of May 1, 2024) ($ in millions, except EPS) 2024E (Prior) 2024E (Current) Change vs 2023 Adjusted Key Drivers Total Sales $2,960 - 3,010 $2,985 - 3,035 5% - 7% Continued focus on generating profitable growth Total Operating Income $514 - 528 $518 - 533 5% - 8% Other Income $33 - 35 $34 - 35 ▪ Higher YOY pension and interest income Interest Expense ($45 - 46) ($44 - 45) ▪ Lower YOY debt levels Diluted EPS $10.00 - 10.30 $10.10 - 10.40 8% - 11% Line of sight to achieve double-digit growth Diluted Shares Outstanding ~38.5 ~38.5 Min. $50M share repurchase Free Cash Flow $415 - 435 $415 - 435 0% - 5% FCF up 5% - 10%, excluding final CAP1000 cash payment in 2023 FCF Conversion ~110% ~110% ▪ Continued solid FCF conversion Capital Expenditures $50 - 60 $50 - 60 ▪ Average ~2% of Sales (over time) Depreciation & Amortization $110 - 115 $110 - 115 7 Updated (in blue)

ACQUISITION OF WSC EXPANDS GLOBAL COMMERCIAL NUCLEAR PORTFOLIO

- **April 2024: Completed Acquisition of WSC, Inc.**
  - A leading supplier of state-of-the-art power plant control room simulation technology
  - Strong global installed base of over 225 plant simulators
  - Supporting the design, commissioning, and reliable operation of Commercial Nuclear and other power generation plants
- **Aligned with Curtiss-Wright's Acquisition Priorities**
  - Bolt-on nuclear business increases breadth of CW's portfolio
  - Ability to leverage CW's long standing customer relationships and global sales team
  - Combines WSC's solutions with Curtiss-Wright's digital safety systems and advanced condition monitoring technology supporting reactor modernization
  - Broad range of competencies from existing commercial nuclear plants to new build small modular reactors, including a contract from TerraPower
  - Supports Curtiss-Wright's long-term financial objectives

Purchase Price	$34M (cash)
P / EBITDA Multiple	~9.5x NTM
2023 Sales	~$15M
Adjusted Operating Margin (1)	Dilutive to CW in Year One
Adjusted EPS (1)	Accretive in Year One
Free Cash Flow	Expected to generate >100% FCF Conv.



CURTISS-WRIGHT

(1) Excludes impact of first-year purchase accounting adjustments, including transaction costs

Q1 2024 Earnings Presentation 8

Q1 2024 Earnings Presentation CURTISS-WRIGHT IS BUILDING MOMENTUM 9 ▪ Successful execution of Pivot to Growth strategy driving strong FY24 outlook – Sales growth of 5% - 7% driven by increases in all A&D and Commercial markets – Operating Margin of 17.4% - 17.6%, flat to up 20 bps, while supporting incremental R&D investments – Targeting 8% - 11% EPS growth on strong operating income growth – Confidence in FCF guidance reflect strong earnings and continued working capital management; FCF Conversion >100% ▪ Maintain healthy and efficient balance sheet to support disciplined capital allocation strategy – Committed to growing through acquisitions and returning capital to shareholders ▪ Hosting Investor Day on Tuesday May 21, 2024, in NYC (8:30am EDT)1 – In-depth review of Curtiss-Wright’s strategy for continued profitable growth and introduce new long-term financial targets – Commercial Nuclear panel with leading industry experts from Nuclear Energy Institute, Westinghouse and Energy Northwest – Confidence in long-term outlook driven by alignment of technologies to secular growth trends (1) Investor Day registration can be accessed here: Investor Day 2024 Registration Site

Q1 2024 Earnings Presentation Appendix 10

Q1 2024 Earnings Presentation NON-GAAP FINANCIAL INFORMATION The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) payments associated with the Westinghouse legal settlement in both the current and prior year periods and (ii) executive pension payments in the prior year period. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings. 11

Q1 2024 Earnings Presentation FIRST QUARTER 2024: END MARKET SALES GROWTH ($ in millions) Q1’24 Q1’23 Change Key Drivers Aerospace Defense $132 $100 32% Strong demand for embedded computing equipment and higher revenues of arresting systems equipment Ground Defense $91 $66 37% Higher tactical communications equipment revenues Naval Defense $178 $172 3% Higher Columbia-class submarine revenues, partially offset by timing of revenues on aircraft carrier programs Commercial Aerospace $90 $70 27% Strong OEM demand on narrowbody and widebody platforms Total A&D Markets $490 $409 20% Power & Process $124 $120 3% Solid growth in Power & Process (MSD growth excluding CAP1000 program revenues); Driven by higher commercial nuclear aftermarket revenues General Industrial $99 $102 (3%) Benefit of new product introductions addressing the electrification of vehicles was more than offset by reduced sales of industrial automation products and surface treatment services Total Commercial Markets $223 $222 0% Total Curtiss-Wright $713 $631 13% 12Note: Amounts may not add down due to rounding.

2024E END MARKET SALES WATERFALL (as of May 1, 2024)

FY'24 Guidance:
Overall UP 5 - 7%
A&D Markets UP 6 - 8%
Comm'l Markets UP 2 - 4%

Total 2024 CW End Markets
$2.985B - 3.035B

Aerospace & Defense Markets
68% — $2.04B

- **Naval** 25%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** 20%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** 11%
  Tactical battlefield communications
- **Commercial Aerospace** 12%
  - **OEM** ~90%
    60% Narrowbody / 40% Widebody
    Linked to Boeing/Airbus production
  - **AM** ~10%
    Principally Repair and Overhaul

Commercial Markets
32% — $0.97B

- **Power & Process** 18%
  - **Commercial Nuclear** ~55%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** ~45%
    Severe-service valves and subsea pump applications
- **General Industrial** 15%
  - **Industrial Vehicles** ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
- Power & Process market sales concentrated in Naval & Power segment
- General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
90% Domestic & Int'l Aftermarket
10% New Build Gen III / Gen IV (Advanced SMRs)

CURTISS-WRIGHT

Q1 2024 Earnings Presentation 13